UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2013

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As disclosed in its periodic report on Form 10-Q for the period ended March 31, 2013, filed with the Securities and Exchange Commission (the “Commission”) on May 15, 2013 (Commission File No. 000-50795), Affirmative Insurance Holdings, Inc. (the “Registrant”) was not in compliance with the leverage and interest coverage ratio covenants (the “Financial Covenants”) under its senior secured credit facility (the “Facility”) as of March 31, 2013, and the required lenders for the Facility had agreed to temporarily forbear from exercising their rights and remedies under the Facility with respect to such non-compliance until the earlier of June 30, 2013, or the occurrence of a further event of default under the Facility.

Effective June 28, 2013, the required lenders and Registrant entered into a Second Amendment to Forbearance and Waiver Agreement, whereby the lenders extended the time during which they will temporarily forbear from exercising their rights and remedies under the Facility until the earlier of August 15, 2013, or the occurrence of a further event of default under the Facility (the “Second Amendment”).

The description of the terms of the Second Amendment as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, including exhibits, a true and correct copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to Forbearance and Waiver Agreement dated as of June 28, 2013, among Affirmative Insurance Holdings, Inc., as Borrower, the Guarantors party thereto, the lenders party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: June 28, 2013	By:	/s/ Joseph G. Fisher
	Name:	Joseph G. Fisher
	Title:	Executive Vice President and General Counsel